1 Amalgamated Financial Corp. Fourth Quarter 2025 Earnings Presentation January 22, 2026

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: 1. uncertain conditions in the banking industry and in national, regional and local economies in core markets, which may have an adverse impact on business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in credit losses and provisions for those losses; 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in deposits, including an increase in uninsured deposits; 5. ability to maintain sufficient liquidity to meet deposit and debt obligations as they come due, which may require that the Company sell investment securities at a loss, negatively impacting net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in stock price and the value of investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in the Company’s market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. potential implementation by the current presidential administration of a regulatory reform agenda that is significantly different from that of the prior presidential administration, impacting the rule making, supervision, examination and enforcement of the banking regulation agencies; 11. changes in U.S. trade policies and other global political factors beyond the Company’s control, including the imposition of tariffs, which raise economic uncertainty, potentially leading to slower growth and a decrease in loan demand; 12. the outcome of legal or regulatory proceedings that may be instituted against us; 13. inability to achieve organic loan and deposit growth and the composition of that growth; 14. composition of the Company’s loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which the Company operates; 15. inaccuracy of the assumptions and estimates the Company makes and policies that the Company implements in establishing the allowance for credit losses; 16. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 17. any matter that would cause the Company to conclude that there was impairment of any asset, including intangible assets; 18. limitations on the ability to declare and pay dividends; 19. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on results, including as a result of compression to net interest margin; 20. increased competition for experienced members of the workforce including executives in the banking industry; 21. a failure in or breach of operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 22. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 23. a downgrade in the Company’s credit rating; 24. “greenwashing claims” against the Company and environmental, social, and governance ("ESG") products and increased scrutiny and political opposition to ESG and diversity, equity, and inclusion ("DEI") practices; 25. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters) affecting the markets in which the Company operates; 26. physical and transitional risks related to climate change as they impact the business and the businesses that the Company finances; 27. future repurchase of the Company’s shares through the Company’s common stock repurchase program; and 28. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC's website at https://www.sec.gov/. The Company disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3 5 Year Milestone CUMULATIVE RESULTS UNDER CEO BROWN & SR. EXEC LEADERS EARNINGS CAPITAL RETURNS ASSETS ($mm) $1.61 $3.64 FY20 FY25 +126.1% Core EPS1,2 $180.0 $297.8 FY20 FY25 +65.4% Net Interest Income 3.11% 3.59% FY20 FY25 +15.4% Net Interest Margin .83% 1.31% FY20 FY25 +57.8% Core ROAA2 10.27% 15.12% FY20 FY25 +47.2% Core ROTCE2 57.60% 50.65% FY20 FY25 (12.1)% Core Efficiency2 7.97% 9.36% FY20 FY25 +17.4% Tier 1 Leverage 13.11% 14.26% FY20 FY25 +8.8% CET1 $16.66 $26.18 FY20 FY25 +57.1% TBV per Sh $5,979 $8,870 FY20 FY25 +48.4% Total Assets $82.2 $28.7 FY20 FY25 (65.2)% Total NPA's $367.8 $109.5 FY20 FY25 (70.2)% Total Crit/Class 1 GAAP EPS for FY25 and FY20 were $3.41 and $1.48 respectively 2 See non-GAAP disclosures on pages 30-31

4 $30.0mm Core Net Income1,2 $0.99 Core EPS1,2 $179.3mm Deposit Growth3 9.36% Leverage Ratio $77.9mm Net Interest Income 3.66% Net Interest Margin 4Q25 Highlights 3Q25 4Q25 3Q25 4Q25 2.3% 3Q25 4Q253Q25 4Q25 3Q25 4Q25 8.7% 3Q25 4Q25 6 bps2.0% 1.8% 1 GAAP Net Income and GAAP EPS for 4Q25 are $26.6 million and $0.88, respectively 2 See non-GAAP disclosures on pages 30-31 3. Excludes $789.2 million of growth in deposits held off-balance sheet in the quarter 8.8%

5 Non-Interest Income and Expense 9.5 9.1 9.3 10.0 10.1 1.5 1.5 1.6 2.2 1.9 4.0 4.2 3.9 4.0 4.1 4.0 3.4 3.8 3.8 4.0 Retail banking Trust fee income Core other income 4Q24 1Q25 2Q25 3Q25 4Q25 NON-INTEREST EXPENSE1 ($mm) 41.1 41.5 40.4 43.4 44.9 41.1 41.6 40.6 43.6 46.4 49.8% 52.1% 49.2% 50.2% 51.1% 52.8% 54.1% 50.1% 50.9% 54.5% Core NIX NIX Core Eff Ratio Eff Ratio 4Q24 1Q25 2Q25 3Q25 4Q25 CORE NON-INTEREST INCOME1,2 ($mm) 1 See non-GAAP disclosures on pages 30-31 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 17-18

Performance Tracking

TBV PER-SHARE ($)



22.60
23.51
24.33
25.31
26.18
4Q24
1Q25
2Q25
3Q25
4Q25

PER-SHARE KPI'S ($)



2.67
2.57
2.67
2.84
2.91
0.90
0.88
0.88
0.91
0.99
4Q24
1Q25
2Q25
3Q25
4Q25
EPS(1)
Rev/Sh(1)

CORE ROTCE



16.13%
15.54%
14.90%
14.65%
15.41%
4Q24
1Q25
2Q25
3Q25
4Q25

CORE ROAA



1.34%
1.33%
1.28%
1.27%
1.37%
4Q24
1Q25
2Q25
3Q25
4Q25

CAPITAL RATIOS



13.90%
14.27%
14.12%
14.21%
14.26%
9.00%
9.22%
9.22%
9.18%
9.36%
4Q24
1Q25
2Q25
3Q25
4Q25
Leverage Ratio
CET1

TCE RATIO



8.41%
8.73%
8.60%
8.79%
8.81%
4Q24
1Q25
2Q25
3Q25
4Q25

amalgamated FINANCIAL CORP.

1 Core metrics shown

6

7 1.34% 1.33% 1.28% 1.27% 1.26% 1.34% 1.33% 1.28% 1.27% 1.37% 4Q24 1Q25 2Q25 3Q25 4Q25 16.13% 15.54% 14.90% 14.65% 14.12% 16.13% 15.54% 14.90% 14.65% 15.41% Excluding Benefit from Recognized Tax Credit Core Metric 4Q24 1Q25 2Q25 3Q25 4Q25 CORE ROAA EARNINGS PER SHARE ($)Impact of Tax Credit 1 Refer to Reconciliation of Non-GAAP Financial Measures on slides 30-31 for further details on impact to key ratios 2 Includes $1.5 million actual tax credit recognized in the quarter, as well as YTD recapture of tax savings of an additional $1.0 million CORE ROTCE 0.90 0.88 0.88 0.91 0.91 0.99 4Q24 1Q25 2Q25 3Q25 4Q25 As of and for the Three Months ended: QoQ Change: (in millions) December 31, 2025 September 30, 2025 Core net income (non-GAAP)1 $ 30.0 $ 27.6 $ 2.4 Less: Benefit from tax credit2 (2.5) — (2.5) Core net income excluding recognized tax credit $ 27.5 $ 27.6 $ (0.1) • Going forward, within a new tax planning strategy, tax credits will be recognized directly as core income through the tax provision, rather than through non-interest income as in prior periods. • Potential volatility could be expected as we build and recognize additional tax credit inventory

8 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.7 2.0 1.0 1.1 1.2 1.4 1.7 1.8 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1/15 TOTAL GAAP DEPOSITS1 ($bn) Deposit Portfolio 7.2 7.4 7.7 7.8 7.9 7.8 6.2 6.3 6.5 6.4 6.4 6.3 — — — — — — 1.0 1.1 1.2 1.4 1.5 1.5 On-BS Political Brokered CDs All Other Deposits 4Q24 1Q25 2Q25 3Q25 4Q25 1/15/26 2.05 1.26 1.73 1.90 0.85 0.56 0.59 CML - Labor CML- Social/Philanthropy CML - Political CML - NFP Consumer CML - Climate/Sustainability CML - Other(3) 1 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 17-18 2 See Core Deposits disclosure on Appendix page 26 for reconciliation of total GAAP Deposits to total Core Deposits 3 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts TOTAL CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) POLITICAL DEPOSITS1 ($bn) $8.9bn High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election $251 $0 Short-term Borrowings ($mm)

9 SECURITIES – BOOK VALUE1,2,3 ($bn) Investment Securities 3.3 3.3 3.5 3.5 3.4 1.3 1.4 1.4 1.4 1.3 1.2 1.2 1.2 1.2 1.3 0.8 0.8 0.9 0.9 0.8 Non-Agency PACE Agency 4Q24 1Q25 2Q25 3Q25 4Q25 SECURITIES – YIELDS2 ($bn) 5.20% 5.02% 5.09% 5.10% 4.88% 5.61% 5.82% 5.80% 5.81% 5.85% 3.85% 3.89% 4.11% 4.23% 4.04% Non-Agency Yield PACE Yield Agency Yield 4Q24 1Q25 2Q25 3Q25 4Q25 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 17-18 4 Agency/Non-Agency yield calculation updated to reflect projected yield to maturity. Yield in prior presentations calculated using quarterly income and average balance for each category

10 10 580 928 108 Investment Securities Composition HTM PORTFOLIO COMPOSITION1,2,3 ($mm) 231 225 21 Agency Non-Agency Corporates & Other $1,616mm $477mm VALUATION LOSS AS A % OF PORTFOLIO BALANCE2,3 AFS: AFS PORTFOLIO COMPOSITION1,2,3 ($mm) 1 Both AFS and HTM securities balances shown at amortized cost 2 PACE assets not included in portfolio composition or valuation loss charts 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 17-18 4.5% 3.5% 2.9% 2.2% 2.2% 4Q24 1Q25 2Q25 3Q25 4Q25 7.9% 7.2% 6.9% 6.5% 5.8% 4Q24 1Q25 2Q25 3Q25 4Q25 HTM:

11 Loans Held for Investment TOTAL LOANS ($bn) 4.67 4.68 4.71 4.79 4.96 5.00% 5.00% 5.05% 5.22% 5.11% Loan Yield 4Q24 1Q25 2Q25 3Q25 4Q25 2.94 2.97 3.03 3.13 3.35 4Q24 1Q25 2Q25 3Q25 4Q25 MISSION-ALIGNED LOAN COMPOSITION1,2,3 ($bn) 1 Does not include residential or HELOC loans 2 For more detail on the mission-aligned loan portfolio, please refer to slides 28-29 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 17-18 82% 37% 83% 88% 18% 63% 17% 12% % Mission Aligned Loans % Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other LOAN BALANCE TREND - GROWTH PORTFOLIOS ($bn) LOAN BALANCE TREND - NON-GROWTH PORTFOLIOS ($bn) 1.74 1.71 1.69 1.66 1.62 4Q24 1Q25 2Q25 3Q25 4Q25 Current Quarter Growth: +$217.6mm, +7.0% Year to Date Growth: +$403.4mm, +13.7% Current Quarter Growth: -$49.1mm, -3.0% Year to Date Growth: -$119.0mm, -6.9% Commercial & Industrial, Multifamily, and Commercial Real Estate : Construction, Residential, and Consumer Solar:

12 NPA / TOTAL ASSETS Credit Quality QUARTERLY NCO / AVERAGE LOANS1 4Q25 HIGHLIGHTS2 • Net charge-offs of 0.37% include: ◦ $2.5 million charge off on one nonaccrual multifamily loan ◦ $1.9 million in charge offs on consumer solar loans ◦ $0.4 million in charge offs on small business commercial & industrial loans • Pass rated loans are 98% of loan portfolio CRITICIZED AND CLASSIFIED LOANS ($mm) 0.31% 0.41% 0.41% 0.26% 0.32% 4Q24 1Q25 2Q25 3Q25 4Q25 0.36% 0.22% 0.30% 0.81% 0.37% Residential Solar Commercial 4Q24 1Q25 2Q25 3Q25 4Q25 96 84 98 79 109 4Q24 1Q25 2Q25 3Q25 4Q25 1 Annualized 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 17-18

13 Allowance for Credit Losses on Loans ALLOWANCE FOR CREDIT LOSSES ON LOANS / TOTAL LOANS 1.29% 1.23% 1.25% 1.18% 1.16% 4Q24 1Q25 2Q25 3Q25 4Q25 56.5 (4.5) (0.3) 1.7 2.6 1.7 (0.1) 57.6 9/30/25 NCO's Loan Balances Specific Reserves Charge Off Expense Quant(1) Qual 12/31/25 ALLOWANCE WATERFALL ($mm) 0.99% 0.29% 0.49% 6.07% 0.58% 8.66% 3.35% C&I Multifamily CRE Land Residential Consumer Solar Consumer and Other ACL COVERAGE RATIO BY LOAN TYPE 1 Quantitative allowance build/release includes the impact of economic forecasts

14 2025 Guidance Scorecard PERFORMANCE TARGETS • YE Balance Sheet growth ~ 3% • 9.0% Tier 1 leverage baseline • 52% core efficiency outer band • 1.3% annual core ROAA • 3.5% - 5.0% core revenue growth 2025 Actual vs Guidance Outlook (in $ millions) 4Q25 Actual 4Q25 Outlook FY25 Actual FY25 Implied Actual YoY Growth Implied YoY Growth Net Interest Income $78 $75 - 76 $298 $295 - 296 $15 (5%) $13 - 14 (~5%) Core Pre-Tax Pre-Provision Earnings $43 $41 - 42 $166 $164 - 165 $8 (5%) $6 - 7 (~4%) END OF YEAR STATUS • 7.4% Ending, 3.0% Average • 9.36% • 50.65% • 1.31% • 5.9%

15 2026 Guidance PERFORMANCE TARGETS • ~ 1.35% annual core ROAA • ~ 15% annual core ROTCE • ~ 4% core non-interest income growth • ~ 3-4% positive operating leverage • ~ 18% technology spend growth • 52% core efficiency outer band • YE Balance Sheet growth ~ 5% 2026 Outlook (in $ millions) 1Q26 Outlook FY26 Outlook Implied YoY Growth Net Interest Income $79 - 81 $327 - 331 $29 - 33 (10 - 11%) Core Pre-Tax Pre-Provision Earnings $44 - 45 $180 - 183 $14 - 17 (9 - 10%)

Appendix

17 Metrics Index DEPOSITS Metric 4Q25 3Q25 Change QoQ Total Deposits ex Brokered ($bn) 7.95 7.77 0.18 Political Deposits ($mm) 1,731 1,444 287 Political Deposits as a % of Total Deposits1 21.0% 18.6% 2.4% Total Cost of Deposits1 151 bps 167 bps -16 bps Interest-Bearing Deposit Cost1 250 bps 264 bps -14 bps Non-Interest Bearing % of Deposit Portfolio1 40.7% 37.5% 3.2% Non-Interest Bearing % of Avg Deposits1 39.7% 36.8% 2.9% Total Uninsured Deposits ($bn) 4.61 4.07 0.54 Uninsured % of Total Deposits1 58.0% 52.4% 5.6% 2 day Liquidity Coverage of Uninsured Deposits (%) 102.9% 101.9% 1.0% Cash and Borrowing Capacity Coverage of Uninsured, Non-Supercore Deposits (%) 168.0% 166.1% 1.9% Loan/Deposit Ratio 62.4% 61.6% 0.8% Loan+PACE/Deposit Ratio 78.4% 77.6% 1.0% Metric 4Q25 3Q25 Change QoQ Total Mission-Aligned Loans ($bn) 2.93 2.80 0.13 Pass-Rated Loans as a % of Loan Portfolio 97.8% 98.3% (0.5)% Total Non-Performing Assets ($mm) 28.7 23.0 5.7 NPA/Total Assets (%) 0.32% 0.26% 0.06% % of Loan Portfolio with Floating Rate of Interest 15.4% 15.0% 0.4% LOANS & CREDIT QUALITY Metric 4Q25 3Q25 Change QoQ Trust Assets Under Custody ($bn) 38.6 37.9 0.7 Trust Assets Under Management ($bn) 16.6 16.6 0.0 TRUST 1 Excludes Brokered CDs

# Metrics Index

## SECURITIES

| Metric | 4Q25 | 3Q25 | Change QoQ |
|---|---|---|---|
| Total Investment Securities Book Value[1] ($bn) | 3.4 | 3.5 | (0.1) |
| AFS Yield, excl. PACE | 4.94% | 4.94% | —% |
| HTM Yield, excl. PACE | 3.97% | 3.97% | —% |
| Agency Securities as % of Total Portfolio[2] | 24.1% | 26.6% | (2.5)% |
| PACE LTV | 12.8% | 12.2% | 0.6% |
| % of AAA rated Non-Agency MBS/ABS Securities[3] | 86.2% | 85.3% | 0.9% |
| % of Non-Agency MBS/ABS Securities Rated A or Higher[3] | 100.0% | 100.0% | —% |
| Average Subordination for C&I CLOs | 43.6% | 42.3% | 1.3% |
| % of Portfolio with Floating Rate of Interest[4] | 5.0% | 14.0% | (9.0)% |
| % of Portfolio with Floating Rate of Interest, excl. PACE[4] | 8.0% | 22.0% | (14.0)% |
| % of AFS Portfolio with Floating Rate of Interest[4] | 5.0% | 21.0% | (16.0)% |
| % of AFS Portfolio with Floating Rate of Interest, excl. PACE[4] | 6.0% | 23.0% | (17.0)% |
| % of HTM Portfolio with Floating Rate of Interest[4] | 5.0% | 5.0% | —% |
| % of HTM Portfolio with Floating Rate of Interest, excl. PACE[4] | 18.0% | 17.0% | 1.0% |

| Metric | 4Q25 | 3Q25 | Change QoQ |
|---|---|---|---|
| Weighted Avg Duration[5], (years) | | | |
| Total Securities Portfolio, excl. PACE | 2.9 | 2.5 | 0.4 |
| AFS - total | 2.6 | 2.2 | 0.4 |
| AFS - ex-PACE | 2.5 | 1.9 | 0.6 |
| AFS - PACE | 3.9 | 3.9 | 0.0 |
| HTM - total | 5.3 | 5.3 | 0.0 |
| HTM - ex-PACE | 4.4 | 4.5 | (0.1) |
| HTM - PACE | 5.4 | 5.4 | 0.0 |
| Valuation Loss ($mm) | | | |
| AFS - total | 32.5 | 36.7 | (4.2) |
| AFS - ex-PACE | 36.0 | 40.1 | (4.1) |
| AFS - PACE | (3.5) | (3.4) | (0.1) |
| HTM - total | 114.8 | 119.8 | (5.0) |
| HTM - ex-PACE | 27.6 | 31.3 | (3.7) |
| HTM - PACE | 87.2 | 88.5 | (1.3) |
| Valuation Loss as % of portfolio balance | | | |
| AFS - total | 1.8 % | 1.8 % | — % |
| AFS - ex-PACE | 2.2 % | 2.2 % | — % |
| AFS - PACE | (1.7)% | (1.7)% | — % |
| HTM - total | 7.4 % | 7.9 % | (0.5)% |
| HTM - ex-PACE | 5.8 % | 6.5 % | (0.7)% |
| HTM - PACE | 8.1 % | 8.5 % | (0.4)% |

*1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale*
*2 Non-Agency includes corporate bonds and PACE Assessments*
*3 MBS/ABS does not include PACE assessments*
*4 Floating rate measures include the effect of interest rate risk hedges*
*5 Weighted avg. duration calculated using market values of securities*

amalgamated FINANCIAL CORP.

18

19 4Q25 SUMMARY • TBV increase of 3.4% primarily driven by ◦ $26.6 million in net income ◦ $3.2 million improvement in the tax-effected mark-to- market adjustment • Offset by $8.7 million equity impact of share repurchase activity, as well as $4.3 million equity impact of dividend issuance. • 2 basis point net constrictive effect to TBV from share repurchase activity in the quarter • Dividend Payout Ratio was 16.0% Tangible Book Value TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($mm) 1 Other includes the effect of stock issuance 762 27 (4) (9) — 2 3 781 25.31 26.2 26.06 25.77 26.04 26.07 26.18 26.18 9/30/25 Earnings Dividends @ $.14/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 12/31/25

20 762 3 1 27 (4) (7) 782 8.79 8.82 8.83 9.13 9.08 9.00 9.00 8.81 Tangible Common Equity TCE Ratio 9/30/25 OCI - Rate Impact OCI - AFS Purch/Sales Earnings Dividends @ $.14/ share Buybacks and Stock Issuance 12/31/25 TCE Ratio Reduction 4Q25 SUMMARY • Tangible Common Equity Ratio was 8.81%, up 3bps, or 0.3% from 8.79% in the prior quarter • TCE Ratio increase primarily driven by: ◦ $26.6 million in net income • Offset by $187.0mm tangible asset growth ◦ Includes $142 million of core deposit inflows on the last day of the quarter • Cumulative OCI1 impact on TCE Ratio in the quarter: +4bps • Cumulative operations impact on TCE Ratio in the quarter: +17bps • Asset Growth impact on TCE Ratio in the quarter: -19bps Tangible Common Equity Ratio TANGIBLE COMMON EQUITY & TCE RATIO ($mm) Operational ImpactOCI Impact Tangible Asset Growth 1 "OCI" = Other Comprehensive Income

21 -2.0 -0.3 -3.5 1.2 0.4 1.8 0.8 0.2 0.2 0.2 1.4 0.3 Tax credits (accelerated depreciation) on solar investments Steady state solar income FY24 4Q25 FY25 1Q26 2Q26 3Q26 4Q26 FY26 FY27 OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS • $0.3 million of non-core accelerated depreciation was recognized in the fourth quarter of 2025 due to early redemption of an investment • Further investment in this asset class has been discontinued Beginning 2026, remaining solar tax equity amounts will be recognized as core ACTUAL AND PROJECTED SOLAR INCOME1,2,3 ($mm) Actual Forecast 1 Actual results and projected solar income forecasts were revised in 4Q25 2 Balances presented are not tax effected 3 Refer to Reconciliation of Non-GAAP Financial Measures on slides 30-31 for further details on impact to key ratios Solar Tax-Equity Investments

22 19.0% 16.9% 20.4% 11.5% 7.7% 24.5% Real Estate Portfolio Composition 16.1% 7.6% 12.6% 28.3% 2.1% 15.1% 18.2% CRE COMPOSITION BY PROPERTY TYPE1MULTIFAMILY COMPOSITION BY RENT STABILIZATION1 Category Weighted Avg. LTV Weighted Avg. DSCR3 Pre 1974 RS2 58.0% 1.55 Section 8 60.6% 1.35 421a 57.9% 1.39 FHEPs 59.2% 1.57 Other - Stabilized 45.4% 1.62 Free Market 50.3% 1.47 Category Weighted Avg. LTV Weighted Avg. DSCR3 Office 42.4% 1.72 Office - Owner Occupied 55.0% 4.23 Retail 45.5% 1.59 Industrial 41.2% 2.63 Mixed Use 29.3% 4.90 Education 52.2% 1.54 Other 44.5% 1.88 $363mm$1,645mm MULTIFAMILY DELINQUENCY SNAPSHOT ($mm) CRE DELINQUENCY SNAPSHOT ($mm)$ Total Change Since Q1 '22 % of Total Portfolio Non-Performing 10.3 +6.8 0.6% Criticized/Classified 45.1 -23.2 2.7% 30-89 DPD 5.7 -6.1 0.3% Total TTM % of Total Portfolio Net Charge-Offs 2.5 0.2% $ Total Change Since Q1 '22 % of Total Portfolio Non-Performing — -4.0 —% Criticized/Classified — -62.9 —% 30-89 DPD 12.3 -48.7 3.4% Total TTM % of Total Portfolio Net Charge-Offs — —% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

23 Selected Real Estate Risk Exposure Profile RISK EXPOSURE PROFILE PRE-1974 RS2 AND OFFICE-ONLY LOAN DISTRIBUTION BY COUNTY1 ($mm) 47.6% 33.0% 9.1% 1.7% 8.6% Manhattan, NY Brooklyn (Kings), NY Queens, NY Ocean, NJ Other, NY $371mm Portfolio Balance ($mm) LTV DSCR3 Office-Only CRE Loans 58.6 42.4% 1.72 Pre-1974 RS2 Multifamily Loans 312.7 58.0% 1.55 Total 371.3 55.5% 1.58 Percent of Total Real Estate Portfolio 18% Percent of Total Loans 7% Percent of Total Assets 4% Percent of Tier 1 Capital 46% Percent of stabilized units in Pre-1974 RS Loans2 78% Percent of total multifamily units subject to Pre-1974 rent-stabilization rules 14% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only MULTIFAMILY GEOGRAPHIC DISTRIBUTION1 ($mm) 72.9% 8.5% 3.4% 5.4% 9.8% NY DC CA MA Other $1,645mm CRE GEOGRAPHIC DISTRIBUTION1 ($mm) 72.7% 10.6% 4.4% 3.7%8.6% NY CA MD MA Other $363mm

24 Multifamily NYC Risk Exposure Profile 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only RISK EXPOSURE PROFILE MULTIFAMILY NEW YORK CITY LOAN DISTRIBUTION1 ($mm) 22.8% 30.7% 8.5% 3.9% 34.1% Manhattan Brooklyn Queens Bronx Non-NYC $1,645mm Portfolio Balance ($mm) LTV DSCR3 Multifamily Loans in NYC 1,085.8 55.3% 1.51 Non-NYC Multifamily Loans 558.8 56.4% 1.38 Total Multifamily Portfolio 1,644.6 55.7% 1.47 RISK EXPOSURE PROFILE - NYC ONLY MULTIFAMILY NEW YORK CITY-ONLY LOANS BY SEGMENT1 ($mm) 27.0% 27.0%15.5% 3.6% 2.3% 24.6% Pre 1974 RS (2) 421a FHEPs Other Section 8 Free Market $1,086mm Portfolio Balance ($mm) LTV DSCR3 Rent-Stabilized2 NYC MF Loans 818.4 58.0% 1.50 Non-Rent Stabilized NYC MF Loans 267.4 46.8% 1.56 Total Multifamily NYC Loans 1,085.8 55.3% 1.51

25 Real Estate Portfolio By Maturity MULTIFAMILY PORTFOLIO MATURITY TIMELINE1 ($mm) $156 $337 $231 $302 $619 Pre 1974 RS Section 8 421a FHEPs Other-Stabilized Free Market 2026 2027 2028 2029 2030+ CRE PORTFOLIO MATURITY TIMELINE1 ($mm) $22 $20 $74 $145 $102 Office Office - Owner Occupied Retail Industrial Mixed Use Education Other 2026 2027 2028 2029 2030+ LTV DSCR2 55.2% 1.39 53.9% 1.47 59.5% 1.4 55.5% 1.5 55.4% 1.5 55.7% 1.47 LTV DSCR2 42.7% 1.66 51.0% 1.7 42.0% 1.82 40.8% 2.3 52.4% 2.63 45.0% 2.22Total:Total: 1 Balances shown do not include deferred fees and costs 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

26 Reconciliation of Core Deposits Total Core Deposits1, $mm 12/31/2025 Total Deposits (GAAP) 7,949.2 Less: Brokered CDs — Total Deposits, excl. Brokered CDs 7,949.2 Add: Deposits held off-balance sheet 1,054.2 Less: Non-Broker Listing Service CDs (0.7) Less: Other non-core, intercompany, and transactional accounts (57.3) Core Deposits 8,945.4 Core Political Deposits1, $mm 12/31/2025 Political Deposits (GAAP) 1,548.4 Add: Political Deposits held off-balance sheet 182.3 Core Political Deposits 1,730.7 1 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits.

# Super-Core Deposits

## SUPER-CORE DEPOSITS[2] BY IMPACT SEGMENT

($bn)

| Impact Sector | Total Balance ($M) | % of Total Core Deposits | Weighted Avg. Account Duration (Years) |
|---|---|---|---|
| CML - Labor | 1.7 | 19% | 25 |
| Cons - Labor | 0.6 | 7% | 24 |
| CML - Social/Philanthropy | 0.8 | 9% | 11 |
| CML - Political | 0.7 | 8% | 9 |
| CML - Climate/Sustainability | 0.3 | 3% | 8 |
| CML - NFP | 0.3 | 3% | 8 |
| CML - Other[(1)] | 0.2 | 2% | 13 |
| **Total** | 4.5 | 50% | 17 |
| **Other Core Deposits** | 4.4 | 50% | 2 |
| **Total Core Deposits[(3)]** | 8.9 | | 10 |

## 4Q25 HIGHLIGHTS

- Super-core deposits[2] make up $4.5 billion, or 50% of total core deposits
  - Super-core deposits are minimum 5-years old & concentrated with mission-aligned customers
  - Highly sticky
- Weighted average account duration of our super-core deposits is 17 years, compared to 2 years for our other core deposits
- Cash and borrowing potential totals $4.3 billion, or 96% of non-supercore deposits, with a total borrowings utilization rate of 0.01%, excluding subordinated debt
- Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $4.7 billion or 107% of non-super-core deposits amalgamated FINANCIAL CORP.

*1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts*
*2 Super-core deposits are defined as all deposit accounts with a relationship length of at least 5 years, excluding brokered certificates of deposit*
*3 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business.. We believe the most directly comparable GAAP financial measure is total deposits. See Core Deposits disclosure on Appendix page 26*



27

281 For more detail on specific loan types included in each impact segment, see Appendix page 29 2 Balances shown do not include deferred fees and costs 3 Does not include residential or HELOC loans Mission-Aligned Loan Portfolio 1,352 1 295 CRE AND LAND LOANS BY IMPACT SEGMENT1,2 ($mm) 43 3 70 4 6 237 C&I LOANS BY IMPACT SEGMENT1,2 ($mm) 35 841 221 2 11 230 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT1,2,3 ($mm) 325 43 C&I Climate Protection Detail Solar: $668mm Alternative Energy: $114mm Other: $59mm MULTIFAMILY LOANS BY IMPACT SEGMENT1,2 ($mm)

29 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Not-for-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans that are not mission-aligned, including legacy C&I agreements, legacy CRE loans, and certain government guaranteed facilities

# Reconciliation of Non-GAAP Financials

| | As of and for the Three Months Ended | | | As of and for the Year Ended | |
|---|---|---|---|---|---|
| | December 31, 2025 | September 30, 2025 | December 31, 2024 | December 31, 2025 | December 31, 2024 |
| **Core operating revenue** | | | | | |
| Net Interest Income (GAAP) | $ 77,851 | $ 76,447 | $ 73,095 | $ 297,783 | $ 282,430 |
| Non-interest income (GAAP) | 7,348 | 9,161 | 4,789 | 30,940 | 33,215 |
| Add: Securities loss | 485 | 1,226 | 1,003 | 3,431 | 9,698 |
| Less: ICS one-way sell fee income | (1,886) | (420) | (1,347) | (2,417) | (17,194) |
| Add: Loss and changes in fair value of loans held-for-sale | 3,821 | — | 4,117 | 2,984 | 8,383 |
| Less: Subdebt repurchase gain | — | — | — | — | (1,076) |
| *Add: Tax (credits) depreciation on solar investments* | 287 | — | 920 | 3,466 | 2,016 |
| *Core operating revenue (non-GAAP)* | $ 87,906 | $ 86,414 | $ 82,577 | $ 336,187 | $ 317,472 |
| **Core non-interest expense** | | | | | |
| Non-interest expense (GAAP) | $ 46,396 | $ 43,617 | $ 41,143 | $ 172,247 | $ 159,772 |
| Add: Gain on settlement of lease termination | — | — | — | — | 499 |
| Less: Severance costs | (1,447) | (260) | (1) | (1,974) | (472) |
| *Core non-interest expense (non-GAAP)* | $ 44,949 | $ 43,357 | $ 41,142 | $ 170,273 | $ 159,799 |
| **Core net income** | | | | | |
| Net Income (GAAP) | $ 26,639 | $ 26,790 | $ 24,491 | $ 104,445 | $ 106,433 |
| Add: Securities loss | 485 | 1,226 | 1,003 | 3,431 | 9,698 |
| Less: ICS one-way sell fee income | (1,886) | (420) | (1,347) | (2,417) | (17,194) |
| Add: Loss and changes in fair value of loans held-for-sale | 3,821 | — | 4,117 | 2,984 | 8,383 |
| Less: Subdebt repurchase gain | — | — | — | — | (1,076) |
| Less: Gain on settlement of lease termination | — | — | — | — | (499) |
| Add: Severance costs | 1,447 | 260 | 1 | 1,974 | 472 |
| Add: Tax (credits) depreciation on solar investments | 287 | — | 920 | 3,466 | 2,016 |
| Less: Tax on notable items | (828) | (296) | (1,217) | (2,247) | (473) |
| *Core net income (non-GAAP)* | $ 29,965 | $ 27,560 | $ 27,968 | $ 111,636 | $ 107,760 |

amalgamated FINANCIAL CORP.

30

# Reconciliation of Non-GAAP Financials

| | As of and for the Three Months Ended | | | As of and for the Year Ended | |
|---|---|---|---|---|---|
| | December 31, 2025 | September 30, 2025 | December 31, 2024 | December 31, 2025 | December 31, 2024 |
| **Tangible common equity** | | | | | |
| Stockholders' equity (GAAP) | $ 794,464 | $ 775,573 | $ 707,654 | $ 794,464 | $ 707,653 |
| Less: Minority interest | — | — | — | — | — |
| Less: Goodwill | (12,936) | (12,936) | (12,936) | (12,936) | (12,936) |
| Less: Core deposit intangible | (913) | (1,056) | (1,487) | (913) | (1,487) |
| *Tangible common equity (non-GAAP)* | $ 780,615 | $ 761,581 | $ 693,231 | $ 780,615 | $ 693,230 |
| **Average tangible common equity** | | | | | |
| Average stockholders' equity (GAAP) | $ 785,270 | $ 760,540 | $ 704,373 | $ 752,601 | $ 649,343 |
| Less: Minority interest | — | — | (132) | — | (133) |
| Less: Goodwill | (12,936) | (12,936) | (12,936) | (12,936) | (12,936) |
| Less: Core deposit intangible | (982) | (1,126) | (1,575) | (1,197) | (1,848) |
| *Average tangible common equity (non-GAAP)* | $ 771,352 | $ 746,478 | $ 689,730 | $ 738,468 | $ 634,426 |
| **Core return on average assets** | | | | | |
| Numerator: Core net income (non-GAAP)[1] | $ 29,965 | $ 27,560 | $ 27,968 | $ 111,636 | $ 107,760 |
| Denominator: Total average assets (GAAP) | 8,658,620 | 8,641,386 | 8,311,127 | 8,511,028 | 8,264,780 |
| *Core return on average assets (non-GAAP)* | 1.37% | 1.27% | 1.32% | 1.31% | 1.30% |
| **Core return on average tangible common equity** | | | | | |
| Numerator: Core net income (non-GAAP)[1] | $ 29,965 | $ 27,560 | $ 27,968 | $ 111,636 | $ 107,760 |
| Denominator: Average tangible common equity (non-GAAP) | 771 | 746 | 690 | 738 | 634 |
| *Core return on average tangible common equity (non-GAAP)* | 15.41% | 14.65% | 16.13% | 15.12% | 16.99% |
| **Core efficiency ratio** | | | | | |
| Numerator: Core non-interest expense (non-GAAP) | $ 44,949 | $ 43,357 | $ 41,142 | $ 170,273 | $ 159,799 |
| Denominator: Core operating revenue (non-GAAP) | 88 | 86 | 83 | 336 | 317 |
| *Core efficiency ratio (non-GAAP)* | 51.13% | 50.17% | 49.82% | 50.65% | 50.33% |

*1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 30*

amalgamated FINANCIAL CORP.

31

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